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                                                                   EXHIBIT 25.1


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM T-1
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             STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                 TRUST INDENTURE ACT OF l939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

              [_]    CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                              FLEET NATIONAL BANK
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              (Exact name of trustee as specified in its charter)

      Not applicable                                          06-0850628
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(State of incorporation if                                (I.R.S. Employer
   not a national bank)                                  Identification No.)

                777 Main Street, Hartford, Connecticut   06115
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            (Address of principal executive offices)     (Zip Code)

        Patricia Beaudry, 777 Main Street, Hartford, CT (860) 728-2065
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           (Name, address and telephone number of agent for service)

                             Casino America, Inc.
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              (Exact name of obligor as specified in its charter)

          Delaware                                            41-1659606
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)


                711 Washington Loop, Biloxi, Mississippi 39530
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           (Address of principal executive offices)      (Zip Code)

                             Senior Secured Notes
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                      (Title of the indenture securities)
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Item l.   General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject:

               The Comptroller of the Currency,
               Washington, D.C.

               Federal Reserve Bank of Boston
               Boston, Massachusetts

               Federal Deposit Insurance Corporation
               Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers:

               The trustee is so authorized.

Item 2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee; none with respect to Fleet Financial Group, Inc. and its affiliates (the "affiliates").

Item l6. List of exhibits. List below all exhibits filed as a part of this statement of eligibility and qualification.

         *l. A copy of the Articles of Association of the Trustee as now in effect. (See Exhibit T-1, Registration No. 333-4936.)

         *2. A copy of the Certificate of Authority of the Trustee to do Business. (See Exhibit T-1, Registration No. 333-4936.)

         *3. A copy of the Certification of Fiduciary Powers of the Trustee. (See Exhibit T-1, Registration No. 333-4936.)

         *4. A copy of the By-laws of the Trustee as now in effect. (See Exhibit T-1, Registration No. 333-4936.)

          5.  Consent of the trustee required by Section 32l(b) of the Act.

         *6. A copy of the latest Consolidated Reports of Condition and Income ("Consolidated Report") of Fleet National Bank of Connecticut (which changed its name to Fleet National Bank on April 1, 1996) and which as of the date hereof remains the latest Consolidated Report as now in effect and published pursuant to law or the requirements of its supervising or examining authority. (See Exhibit T-1, Registration No. 333-4936.)

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     *The Exhibits thus designated are incorporated herein by reference.
Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission.

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                                     NOTES


          Inasmuch as this Form T-l is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said
Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-l.

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                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of l939, the trustee, Fleet National Bank, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 31st day of July, 1996.

                              FLEET NATIONAL BANK,
                              Trustee



                              By  /s/ Steven Cimalore
                                 ___________________________________
                              Name:  Steven Cimalore
                              Title:  Vice President

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